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                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                          _____________

                             FORM 8-K
                          _____________

                          CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 24, 2006

                          _____________

                  BROADCAST INTERNATIONAL, INC.
      (Exact name of registrant as specified in its charter)
                          ______________


           UTAH                        0-13316                87-0395567
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                             Identification No.)

     7050 UNION PARK AVENUE, SUITE 600
          SALT LAKE CITY, UTAH                      84047
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (801) 562-2252

Former name or former address, if changed since last report: Not Applicable

                          _____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                  BROADCAST INTERNATIONAL, INC.

                             FORM 8-K


Item 3.02   Unregistered Sales of Equity Securities

      On April 24, 2006, we issued a total of 333,334 shares of our common stock to two institutional funds, which hold our 6% senior secured convertible notes, in consideration of the two funds converting to common stock an aggregate of $500,000 of the principal amount of the notes held by the funds at a conversion price of $1.50 per share. There were no underwriting discounts or commissions paid.

      The two institutional funds, which converted their notes to common stock, are accredited investors and were fully informed regarding their investment. In the transaction, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

Item 9.01   Financial Statements and Exhibits

      None


                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 31, 2006.

                                       BROADCAST INTERNATIONAL, INC.
                                       a Utah corporation

                                       By:  /s/ Rodney M. Tiede
                                          ___________________________________
                                       Name:  Rodney M. Tiede
                                       Title: President and Chief Executive
                                              Officer


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